SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



   Date of report (Date of earliest event reported)              August 18, 1999
                                                                 ---------------

                              POSITRON CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Texas
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                 (State or Other Jurisdiction of Incorporation)

        000-24092                                        76-0083622
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(Commission File Number)                    (I.R.S. Employer Identification No.)

            1304 Langham Creek Drive, Suite 310, Houston, Texas 77048
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     (Address of Principal Executive Offices)                         (Zip Code)

                                 (281) 492-7100
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Item 5: Other Events.

Private Placement

     On August 18, 1999 Positron Corporation ("Positron") announced the completion of a private placement of 42,166,664 shares of its common stock at $0.30 per share. Positron realized gross proceeds of $12,650,000 from the sale and net proceeds, after fees and expenses, of approximately $11,400,000 which will be used to pay debt, including approximately $650,000 owed to Imatron Inc., and for general corporate purposes and working capital. In connection with the company's recapitalization and with the placement, Positron issued 10,650,000 five year warrants with an exercise price of $0.05 per share and 10,810,000 warrants with an exercise price of $0.30 per share. Upon completion of the transaction, Positron had issued and outstanding 57,459,836 shares of common stock, 1,137,000 shares of Series A Preferred Stock, and warrants and options to purchase 28,642,933 shares of common stock. The securities have not been registered under the Securities At of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

     Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release issued by Positron on August 18, 1999 relating to the foregoing transaction.

Item 7.  Financial Statements and Exhibits.

          Exhibit No.          Description
          Exhibit 5.1          Form of Stock Purchase Agreement
          Exhibit 5.2          Form of Stock Purchase Warrant
          Exhibit 99.1         Press Release dated August 18, 1999

     Pursuant to the requirements of the Securities Exchange Act of 1934, Positron Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              POSITRON CORPORATION



                                              By: /s/ GARY H. BROOKS
                                                 -----------------------------
                                                 Gary H. Brooks
                                                 President

                                  EXHIBIT INDEX

                                                                    Sequentially
Exhibit No.      Document                                          Numbered Page

Exhibit 5.1:     Form of Stock Purchase Agreement                         5
Exhibit 5.2      Form of Common Stock Purchase Warrant                   11
Exhibit 99.1     Press Release dated August 18, 1999                     14